UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2015

ALMOST FAMILY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices) (Zip code)

 (502) 891-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                      Unregistered Sale of Equity Securities.

On July 22, 2015, Almost Family, Inc. (the “Company”) and its wholly-owned subsidiary, AFAM Acquisition, Inc., entered into an Agreement and Plan of Merger (the “Agreement and Plan of Merger”) with Ingenios Health Holdings, Inc., a Delaware corporation (“Ingenios”) and LLM Capital Partners LLC, a Delaware limited liability company, as the stockholders' representative for Ingenios. Under the Agreement and Plan of Merger, the Company issued shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), to nine Ingenios stockholders in connection with the acquisition of Ingenios through the merger of AFAM Acquisition, Inc. with and into Ingenios. The Company acquired 100% of the equity of Ingenios for 259,334 shares of Common Stock, plus $2 million in cash.

The Company issued the 259,334 shares of Common Stock in reliance on the exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions not involving any public offering. Each of the nine Ingenios stockholders who received shares of the Company’s Common Stock represented and warranted that they were “accredited investors” as defined in Rule 501(a) of Regulation D. The securities were not offered pursuant to a general solicitation, no underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

Item 7.01                      Regulation FD Disclosure.

On July 23, 2015, the Company announced the acquisition of Ingenios. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit                      Description

99.1	Press Release of Almost Family, Inc. dated July 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                            ALMOST FAMILY, INC.

Date:  July 28, 2015                                                                            By: /s/ C. Steven Guenthner
          C. Steven Guenthner
                                    President & Principal Financial Officer

EXHIBIT INDEX

Exhibit                      Description

99.1	Press Release of Almost Family, Inc. dated July 23, 2015.